CONFIDENTIAL TREATMENT REQUESTED
        Confidential Portions of This Agreement Which Have Been Redacted
     Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed
                       Separately With The United States
                       Securities and Exchange Commission.



                                   PRG-Schultz
                             Performance Bonus Plan



                             Effective January 2006


                                 [COMPANY LOGO]



Please note that information contained in this document is proprietary and confidential, as defined in your employment agreement and/or *PRG-Schultz
Employee Handbook. Employees are reminded that confidential, sensitive or proprietary information concerning PRG-Schultz must not be used in any manner that is unauthorized or detrimental to the best interests of PRG-Schultz. No unauthorized distribution is permitted.

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PRG-Schultz Performance Bonus Plan
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I.    PLAN OVERVIEW..........................................................3
      A.  Philosophy.........................................................3
      B.  Plan Objectives....................................................3
      C.  Effective Period...................................................3
      D.  Eligibility........................................................3

II.  PLAN DESCRIPTION......................................................3-7
     A.  Target Bonus and Maximum Bonus......................................3
     B.  Actual Bonus to be Paid:  The Concept...............................4
     C.  Calculation of Total Bonus Pool.....................................4
     D.  Calculation of Operating Group Bonus Pools..........................5
     E.  Allocation to Bonus Eligible Employees of Amounts up to
          the Target Bonus Pool..............................................6
     F.  Allocation of any Excess Pool to Bonus Eligible Employees ..........6
     G.  Qualification for and Payment of Bonus .............................7

III. PLAN INTERPRETATION AND ADMINISTRATION..................................8

IV.  PLAN ACKNOWLEDGEMENT FORM...............................................9



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PRG-Schultz Performance Bonus Plan
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I.   PLAN OVERVIEW

     A.   PHILOSOPHY

          PRG-Schultz, as an organization of professionals, believes that its senior leaders should have common objectives and should share together in the profits created by their combined efforts as a team. In addition, the company wants to encourage its leadership to achieve desired results and to strive for excellence through exemplary behaviors, creativity, innovation and teamwork.

     B.   PLAN OBJECTIVES

          The PRG-Schultz Performance Bonus Plan (the Plan) promotes the following:

          o    Achievement of PRG-Schultz business and financial objectives
          o    Collaboration throughout the organization
          o    Customer/client relations
          o    Development of PRG-Schultz leaders

     C.   EFFECTIVE PERIOD

          The Plan is effective from January 1 through December 31, 2006.

     D.   ELIGIBILITY

          Full-time, salaried PRG-Schultz employees whose positions are assigned a Level 14E or higher in the PRG-Schultz U.S. salary grade structure and employees that hold positions of a comparable level in PRG-Schultz's non-U.S. operations (excluding Meridian) are eligible to participate in the Plan (Bonus Eligible Employees). The term "Bonus Eligible Positions" refers to the positions described in this paragraph.

II.  PLAN DESCRIPTION

     The Plan provides for a bonus payment in 2007 to Bonus  Eligible  Employees
     upon  the   achievement  of  by  the  company  of  certain  2006  financial objectives, subject to the more detailed Plan description below.

     A.   TARGET BONUS AND MAXIMUM BONUS

          Each Bonus Eligible Position has associated with it a specific target bonus (Target Bonus) and maximum bonus (Maximum Bonus).

          The sum of the Target Bonuses for all Bonus Eligible Positions is the "Target Bonus Pool" for the company as a whole. The sum of the Maximum Bonuses for all Bonus Eligible Positions in the plan is the "Maximum Bonus Pool" for the company as a whole.

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PRG-Schultz Performance Bonus Plan
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     B.   ACTUAL BONUS TO BE PAID: THE CONCEPT

          The actual bonus to be paid to any Bonus Eligible Employee will be a function of three things:

          o The Total Bonus Pool (described below) earned by the company as a whole.

          o The portion of the Total Bonus Pool allocated to the Operating Group within the company to which the Bonus Eligible Position is assigned (the Operating Group Bonus Pool). For purposes of this Plan there are four Operating Groups:
               o    Corporate
               o    United States
               o    Europe
               o    APLAC

          o The portion of the Operating Group Bonus Pool allocated to each Bonus Eligible Employee within the Operating Group.

     C.   CALCULATION OF TOTAL BONUS POOL

          The Total Bonus Pool begins to accumulate once EBITDAOT exceeds $[******]. For purposes of this Plan the term "EBITDAOT" means the company's earnings before (1) interest, taxes, depreciation and amortization, (2) one time charges such as severance expenses and expenses associated with dark leases, and (3) bonuses payable under this Plan.

          All EBITDAOT in excess of $[******] will go into the Total Bonus Pool until the Total Bonus Pool reaches the Target Bonus Pool (calculated at $[******] based on the Target Bonuses of all currently employed Bonus Eligible Employees). Once the Total Bonus Pool equals the Target Bonus Pool, half of all additional EBITDAOT (in excess of the sum of $[******] and the amount of the Target Bonus Pool) will go into the Total Bonus Pool until it reaches the Maximum Bonus Pool, (calculated at $[******], based on the Maximum Bonuses of all currently employed Bonus Eligible Employees).

[***] - CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN REDACTED ARE MARKED WITH BRACKETS ("[***]"). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

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PRG-Schultz Performance Bonus Plan
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          The Total Bonus Pool will,  therefore,  be a function of the company's total EBITDAOT. If EBITDAOT is $[******] or less, the Total Bonus Pool available for payment of bonuses under this Plan will be zero. Based on Target Bonuses of currently employed Bonus Eligible Employees, (1) if EBITDAOT equals $[******], then the Total Bonus Pool will be equal to the Target Bonus Pool, (2) if EBITDAOT is $[******], then the Total Bonus Pool will be half of the Target Bonus Pool or $[******]; and (3) if EBITDAOT is $[******], then the Total Bonus Pool will be 1.5 times the Target Bonus Pool or $[******] (100% of EBITDAOT in excess of $[******] until the Total Bonus Pool equals $[******], plus 50% of EBITDAOT in excess of $[******]).

     D.   CALCULATION OF OPERATING GROUP BONUS POOLS

          All of the Total Bonus Pool up to the company's Target Bonus Pool will be allocated to the Operating Group Pools, pro rata, based on the relationship that the sum of all Target Bonuses of all Bonus Eligible Employees within each Operating Group bears to the Target Bonus Pool. For example, if the sum of the Target Bonuses of all Bonus Eligible Employees within an Operating Group was 25% of the Target Bonus Pool, that Operating Group will receive an allocation of 25% of that portion of the Total Bonus Pool that is less than or equal to the Target Bonus Pool.

          If the company's Total Bonus Pool is greater than the Target Bonus Pool, then the amount by which the Total Bonus Pool exceeds the Target Bonus Pool (the Excess Pool) will be allocated among the Operating Groups as follows:

          o The Corporate Operating Group will be allocated its pro rata portion of the Excess Pool, based on the relationship of the sum of all Maximum Bonuses of all Bonus Eligible Employees within the Corporate Group to the Maximum Bonus Pool.

          o Each Operating Group other than Corporate will get an allocation of the remainder of the Excess Pool, based on the relationship between that Operating Group's dollar contribution to the Excess Pool and the total Excess Pool.

          For example, assume the company's Total Bonus Pool was $[******] and all of the Excess Pool was generated by Europe, i.e.

[***] - CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN REDACTED ARE MARKED WITH BRACKETS ("[***]"). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

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PRG-Schultz Performance Bonus Plan
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          United  States and APLAC  made  their  EBITDAOT  budget  while  Europe exceeded their EBITDAOT budget by $2 million. In this case, the $2 million of Excess Pool would be allocated as follows:

          o The Corporate Operating Group would get a portion of the Excess Pool equal to its pro rata portion (based on the relationship of aggregate Maximum Bonuses of the Corporate Group's Bonus Eligible Employees to the Maximum Bonus Pool as described above) of the Excess Pool.

          o The entire remainder of the Excess Pool would then be allocated to the Europe Operating Group.

     E. ALLOCATION TO BONUS ELIGIBLE EMPLOYEES OF AMOUNTS UP TO THE TARGET BONUS POOL

          For amounts in the Total Bonus Pool up to the Target Bonus Pool, the allocation of the Operating Group Bonus Pools to Bonus Eligible Employees within each Operating Group will be based on the each Bonus Eligible Employee's pro rata portion of the Operating Group Bonus Pool (based on the relationship between the Bonus Eligible Employee's Target Bonus and the sum of all Target Bonuses for all Bonus Eligible Employees in that Operating Group).

          For example, if the Operating Group Bonus Pool for the U.S. Operating Group is $1,000,000 and the Target Bonus for the Bonus Eligible Employee is 2% of the sum of the Target Bonuses of all Bonus Eligible Employees in the U.S. Operating Group, then this Bonus Eligible Employee should generally expect a bonus of $20,000.

          At the discretion of the head of the Operating Group, some Bonus Eligible Employees within the Operating Group could be paid a bonus somewhat higher, or somewhat lower, than their pro rata portion of the Operating Group Bonus Pool. These exceptions will be based on individual performance and must be approved in advance by the company's SVP-Human Resources and CEO. Since the Operating Group Bonus Pool will be a fixed amount, if any Bonus Eligible Employee receives more than a pro rata portion (based on Target Bonuses as described in the first paragraph of this subsection), one or more other Bonus Eligible Employees must receive less than their pro rata amount.

          Exceptions to the pro rata allocation of Operating Group Bonus Pools less than or equal to the Target Bonus Pool are expected to be rare, and more detailed guidelines will be developed during the course of the year to guide Operating Group heads in determining whether an exception should be made to the pro rata allocation in a particular circumstance.


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PRG-Schultz Performance Bonus Plan
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     F.   ALLOCATION OF ANY EXCESS POOL TO BONUS ELIGIBLE EMPLOYEES

          Any portion of any Excess Pool allocated to an Operating Group as described above (Operating Group Excess Pool) will be allocated within the Operating Group to Bonus Eligible Employees only after the allocation to Bonus Eligible Employees of the Target Bonus Pool as described in the Plan subsection immediately above. The allocation of excess Operating Group Excess Pool will be made based on the recommendation of the head of the Operating Group and approved by the company's SVP- Human Resources and CEO.

          More detailed guidelines for the allocation of Operating Group Excess Pool will be developed and communicated during the course of the year. In general, these guidelines will give emphasis to EBITDAOT contribution of the Bonus Eligible Employee's work unit and the Bonus Eligible Employee's individual performance, and will follow the pool concept on which this Plan is based. For example, if Europe has an Operating Group Excess Pool of $1,500,000 which was generated entirely by EBITDAOT over budget in Southern Europe, it is likely that Bonus Eligible Employees in Southern Europe will get than more than their pro rata portion of the $1,500,000, while Bonus Eligible Employees in Northern Europe and the U.K. will get less than their pro rata portion. In this example, most Northern Europe and U.K. Bonus Eligible Employees will receive their Target Bonuses. Most Bonus Eligible Employees in Southern Europe, however, will receive their Target Bonus plus some or all of the difference between their Maximum Bonus and Target Bonus.

     G.   QUALIFICATION FOR AND PAYMENT OF BONUSES

          Bonus Eligible Employees must have at least a satisfactory performance rating during the Plan year and at the time bonus payments are made to be eligible to receive a bonus payment under this Plan.

          Bonuses will be paid annually, and in most cases within thirty (30) days after completion of the annual audit of the company's 2006 results.

          Bonus Eligible Employees must be actively employed by PRG-Schultz at the time of the payment in order to receive a bonus. Exceptions to this requirement may be made in connection with terminations due to retirement, disability or death.

          If an employee becomes eligible to participate in the PRG-Schultz Performance Bonus Plan after January 1st (by beginning work in a Bonus Eligible Position), he/she may be eligible for a prorated payout based on the date of entry into the Plan, but may not enter the plan after November 1st.


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PRG-Schultz Performance Bonus Plan
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III. PLAN INTERPRETATION AND ADMINISTRATION

          Overall responsibility for the administration of the Plan resides with the SVP-Human Resources.

          All bonus  payments  are  subject  to the  approval  of the  company's
          SVP-Human Resources, CEO, and the Compensation Committee of the company's Board of Directors.

          The company reserves the right to discontinue or amend the Plan. Such changes could include, for instance, the revision of the company's financial targets in the event of business or organizational changes, including acquisitions and divestitures, deemed to warrant such action. This Plan is a discretionary bonus plan and confers no rights to Bonus Eligible Employees or other employees. Authority and responsibility for interpretation and application of the Plan rest solely with the company's SVP-Human Resources, CEO and the Compensation Committee of the company's Board of Directors.







                     [This space intentionally left blank.]











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IV.  PLAN ACKNOWLEDGEMENT FORM


I have received and reviewed the terms of the 2006 PRG-Schultz Performance Bonus Plan. I understand and agree that this Plan does not create a contract of employment between the PRG-Schultz and me.


Position:                 ________________________________

2006 Target Bonus:        _______________

2006 Maximum Bonus:       _______________







--------------------------------------------------------------------------------
Employee's Signature                                          Date





--------------------------------------------------------------------------------
Employee's Name (typed or printed)






PLEASE FORWARD THE COMPLETED EMPLOYEE ACKNOWLEDGMENT FORM TO MONIKA THORNTON IN HUMAN RESOURCES IN ATLANTA.


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